COLUMBIA FUNDS SERIES TRUST I

                        Columbia Real Estate Equity Fund


     Supplement dated May 12, 2008 to the Prospectuses dated January 1, 2008



     The section of the prospectuses entitled "Portfolio Manager" is revised and replaced in its entirety with the following disclosure:

                  Information about the Advisor's portfolio manager who is primarily responsible for overseeing the Fund's investments is shown in the table below. The SAI provides more information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Fund.

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                  Arthur J. Hurley, CFA
                  Service with the Fund (manager) since September 2006 Investment management experience since 1994

                  Vice President of the Advisor; associated with the Advisor or its predecessors since September 2006; Lee Munder Capital Group - Portfolio manager (December 2002- August 2006).

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INT-47/153814-0508